SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS
                    ----------------------------------------------

               SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS, hereinafter referred to as "Agreement and Release", made as of this 25th day of September, 1996 by and between Connecticut Natural Gas

          Corporation (the "Company") and Harry Kraiza, Jr. ("Kraiza").

               WHEREAS, Kraiza has been an employee of the Company since

          September 15, 1970.

               WHEREAS, the Company and Kraiza hereinafter referred to from time to time as the "parties" to this Agreement and Release, wish to mutually terminate their relationship and all prior agreements and understandings between them, and to settle and forever resolve any and all disputes, differences, and claims which may exist between them except as specified herein.

               NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties have agreed and hereby agree as follows:

               1.   Kraiza's employment with the Company will be

          voluntarily terminated effective September 30, 1996.

               2.   Kraiza, as a terminated employee who chooses to volun-

          tarily accept the terms of this Agreement and Release, promises never to file any discrimination or other charges in federal or state court or with any federal or state administrative agency or sue Connecticut Natural Gas Corporation or its successors,

          assigns, subsidiaries, affiliates, present and former directors,

          officers, agents, employees, or any person acting on behalf of the Company, in their individual or official capacity, with



          respect to any matter in connection with your employment or separation therefrom.

               3.   The Company, in consideration of the waiver and compro-

          mise of any and all claimed contract and other alleged rights,

          including without limitation rights under the Company's benefit packages and personnel policies, the foregoing covenant not to sue and the release of all claims except as provided herein,

          shall:

                    a.   Make a one-time, lump sum payment in lieu of six

          months' salary; that is $69,900.00 (minus applicable

          withholding).

                    b.   Pay Kraiza's monthly salary of $11,650.00 for

          twenty-four (24) consecutive months.  The total amount of

          $279,600.00 will be made in twenty-four (24) equal monthly pay-

          ments commencing with the first regular pay day in October.  Pay-

          ment of any balance will go to Kraiza's estate in the event of his death.

                    c.   Upon the separation date of September 30, 1996,

          medical, dental and vision coverage will be made available to

          Kraiza at his expense (102% of the Company's cost) for 18 months

          (currently $648.96/monthly), under the terms of COBRA.  Provided that if Kraiza elects coverage within the prescribed election period, the Company will reimburse Kraiza for the actual cost of such coverage (including an amount reflecting the taxable portion of this benefit), on a monthly basis, in addition to the payments made under subparagraphs a and b, above.







                    d.   The Company will pay Kraiza twenty percent (20%)

          of the current, NADA depreciated value of his Company-provided vehicle in exchange for the return of the vehicle.  (The current one hundred percent (100%) NADA value is $5,175.00.  Therefore,

          the twenty percent (20%) value is $1,035.00.)  In the

          alternative, Kraiza has the option to purchase the vehicle for that amount, provided that Kraiza elects to do so within 5 working days after the effective date of the Agreement and

          Release.

                    e.   The Company will also pay Kraiza the lump sum

          amount of $2,200.00, representing the unused 1996 Executive

          Benefit.

                    f.   Kraiza's compensation under the Deferred Compensa-

          tion Plan will be paid out according to his election of

          December 26, 1995.

               4.   The Company will pay for Kraiza to utilize individual,

          executive level outplacement services.  He may utilize consulting and outplacement services for up to twelve months.  The Company will pay for the services utilized by Kraiza on a monthly basis.

          Should Kraiza become re-employed, the Company will discontinue payment for outplacement services.

               5.   The Company will provide Kraiza with a letter of recom-

          mendation in a form acceptable to both Kraiza and the Company,

          and will accommodate reasonable requests for revisions or

          modifications.

               6.   Kraiza will be paid for two (2) weeks of accrued unused

          vacation, and two (2) unused floating holidays, in the amount of





          $6,452.16.  This amount will be paid as soon as possible, but no later than two weeks after the separation date.

               7.   Kraiza will remain eligible for a 1996 bonus payment

          under the Annual Incentive Plan.  Kraiza is eligible for twenty-

          five percent (25%) of his current annual salary at one hundred percent (100%) corporate performance, subject to approval by the

          Compensation Committee.  As is customary, the corporate perform-

          ance will be determined after the close of the fiscal year.

          Seventy percent (70%) of Kraiza's bonus will be paid to Kraiza in the normal course thereafter.  The remaining thirty percent (30%)

          will be deferred according to Kraiza's election under the

          Deferred Compensation Plan.

               8.   Consistent with the terms of the Plan documents, after

          Kraiza's separation date, the Collateral Assignment Agreement covering the Executive Life Insurance Plan (ELIP) will terminate on 12/31/96 (JSM, HKJR), and the Company will withdraw from the policy an amount equal to the aggregate premiums paid.  Kraiza will then have the right to continue the insurance coverage or surrender the policy.

               9.   All medical, dental and vision coverage, life, long-

          term disability, savings plan, pension credited service, sickness benefits, vacation, and holiday and other benefits and services available to active employees will cease as of your September 30,

          1996 separation date, except as described in the contingent offer under paragraph 3, above.

               10.  It is understood between the Parties that this Agree-

          ment and Release will not affect any retirement benefits due





          Kraiza (or his wife, Susan M. Kraiza, and/or his estate).

          Kraiza's retirement benefits are governed by the Connecticut

          Natural Gas Corporation Pension Plan.

               11.  Should any person or business with whom Kraiza seeks

          employment contact the Company for a reference regarding Kraiza,

          the Company will adhere to its existing policy of only confirming his employment and describing his responsibilities which he per-

          formed during his period of employment by the Company.  Further-

          more, Kraiza and the Company agree that they will not make any public statement which is derogatory of the other.

               12.  Kraiza on behalf of himself and his heirs, executors,

          administrators and assigns, hereby remises, releases, and forever discharges the Company, and its affiliates, including but not limited to, Connecticut Natural Gas Corporation, their Board of

          Directors and any member of former member thereof, its employees and any former employee thereof, their agents and consultants,

          from any and all rights, claims, demands, controversies, damages,

          actions, causes of action, suits, judgments, promises, adminis-

          trative claims or actions, sums or money, executions and liabili-

          ties of every kind and character whatsoever, in law or in equity,

          including but not limited to any and all claims or demands aris-

          ing out of Kraiza's employment by the Company and any alleged employment agreement or understanding with the Company including any rights under Company's personnel policies, which Kraiza and his heirs, executors, administrators, or assigns ever had, or now possess, or hereafter can, shall or may have against the Company,

          and its affiliates, including but not limited to Connecticut





          Natural Gas Corporation, their Board of Directors and any member or former member thereof, their employee or any former employee thereof, their agents, and consultants; and all such rights,

          claims demands, controversies, damages, actions, causes of action, suits, judgments, promises, administrative claims or actions, sums of money, execution and liabilities of any and every kind and character whatsoever, in law or in equity, as aforesaid, are hereby remised released, satisfied, terminated,

          and forever discharged by Kraiza on behalf of himself and his heirs, executors, administrators and assigns, including but not limited to, any claims under Title VII of the Civil Rights Act of

          1964, as amended, the Age Discrimination in Employment Act,

          S.1981 of the Civil Rights Act of 1866, as amended, the Equal Pay

          Act of 1963, the Rehabilitation Act of 1973, the Americans with

          Disabilities Act, as such laws may have been amended from time to time, and any other state, local, or federal equal employment opportunity or labor law statute, regulation, or ordinance,

          including but not limited to Conn. Gen. Stat. Section 46a-60 et seq., up to and including the date of this agreement.

               13.  The Company agrees to indemnify Kraiza to the extent

          permitted or required by Section 33-320a of the Connecticut

          General Statutes and the Company's Directors and Officers

          Liability Insurance policy.

               14.  Kraiza represents and agrees that he will not disclose the terms, amount and fact of this Agreement and Release and shall keep this Agreement and Release completely confidential except that he may discuss these matters with his immediate





          family, his attorney, and financial advisors to insure compliance with Federal and State laws (i.e. taxes, unemployment compensa-

          tion) or unless required by compulsory law including but not limited to litigation or matters pertaining to the dissolution of marriage, provided they agree to keep these matters confidential and not disclose them to others.

               15.  This Agreement and Release contains the whole under-

          standing of the parties and supersedes all prior oral and written representations and agreements (including without limitation employee handbooks, policies, etc.) between Kraiza and the

          Company, its officers, directors, employees or former officers,

          directors or employees, staff members, agents, designees, or consultants, as to the subject matter hereof, and may not be varied except in writing executed by the parties.

               16.  All agreements, documents or instruments that are bind-

          ing on either party and are in conflict with any of the terms or provisions of this Agreement and Release are hereby modified and amended, without the requirement of any formal action to so modify or amend, to the same extent as if such agreements,

          documents or instruments were formally modified or amended in accordance with the requirements contained therein for making such modifications or amendments and no further action needs to be taken to so modify or amend them.

               17.  This Agreement and Release is entered into and shall be construed and performed in accordance with the laws of the State of Connecticut.  In the event that any one or more of the

          provisions contained in this Agreement and Release shall, for any





          reason, be held to be invalid, illegal, unenforceable or void as against public policy, the same shall not affect any other provision of this Agreement and Release, but this Agreement and

          Release shall be construed as if such invalid, illegal,

          unenforceable or void as against public policy provision had never been contained herein.

               18.  The Company informs Kraiza that he has a period of at least twenty-one (21) days to consider this Agreement and Release before signing it.  He also has a seven day period after it is signed to revoke it.

               19.  When this Agreement and Release is signed by both

          parties, Kraiza shall take possession of this original and it shall remain in Kraiza's possession and control for a period of not less than seven (7) days.  After at least seven (7) days from the signing have passed, but only upon Kraiza delivering the fully executed original of this Agreement and Release to the

          Company, will the provisions of this Agreement and Release become effective.

               20.  Kraiza agrees that he has been provided this document and has had the opportunity to review it with counsel (if he so chooses) and enters into this Agreement and Release voluntarily,

          of his own free will and without coercion or undue influence.

          For a period of seven days following the execution of this agreement, Kraiza may revoke this Agreement and Release.  This

          Agreement and Release shall not become effective or enforceable until the revocation period has expired.







               21.  All notices, requests, demands and other communications hereunder must be in writing, marked "Personal & Confidential"

          and shall be deemed to have been given if delivered by hand or mailed within the continental United States by first class registered or certified mail, return receipt requested, postage and registry fees prepaid and addressed as follows:

                    a.   If to CNG:

                                        Connecticut Natural Gas Corporation
                                        100 Columbus Boulevard
                                        Hartford, CT 06144-1500

                                        Attention:  Victor H. Frauenhofer
                                        ---------------------------------

                    b.   If to Employee:

                                        Harry Kraiza, Jr.
                                        18 Crosswood Road
                                        Farmington, CT  06032

                              with a copy to:

                                        Soycher & Winslow, LLC
                                        120 Mountain Avenue, Suite 320
                                        Bloomfield, CT 06002

                                        Attention:  Mark S. Winslow, Esq.
                                        ---------------------------------



          PLEASE READ CAREFULLY.  THIS AGREEMENT INCLUDES A RELEASE OF ALL

          KNOWN AND UNKNOWN CLAIMS.

















          CONNECTICUT NATURAL GAS
          CORPORATION

          By:  Victor H. Frauenhofer         Harry Kraiza, Jr.
               ---------------------------    -----------------------------
               Victor H. Frauenhofer         Harry Kraiza, Jr.
               Chairman, President and CEO


          STATE OF CONNECTICUT)
                              )  ss:          25th,  September    , 1996
          COUNTY OF HARTFORD  )

               On this 25th day of September, 1996, before me appeared Victor H. Frauenhofer, who acknowledged himself to be the Chairman and President of Connecticut Natural Gas Corporation, a corporation, and that he, as such Chairman and President, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

               In Witness Whereof, I hereunto set my hand

                                             Jean Starr-McCarthy
                                             -----------------------------
                                             Notary Public
                                             My Commission Expires:
                                                  May 31, 1999


          STATE OF CONNECTICUT)
                              )  ss:       25th,    September    , 1996
          COUNTY OF HARTFORD  )

               On this 25th day of September, 1996, before me appeared Harry Kraiza, Jr., known or proven to me to be the signer of the above document, who acknowledged to me that the same was his free act and deed, and that he executed the foregoing instrument for the purposes therein contained.

               In Witness Whereof, I hereunto set my hand

                                             Jean Starr-McCarthy
                                             -----------------------------
                                             Notary Public
                                             My Commission Expires:

                                        Sworn to and Subscribed before me
                                        this 25th day of Sept., 1996
                                        Jean Starr-McCarthy
                                             Notary Public
                                        My Commission Expires May 31, 1999



